As filed with the Securities and Exchange Commission on July 29, 2022
Registration No. 333-148723
Registration No. 811-22172

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. (413)	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. (414)	☒

WORLD FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
(Address of Principal Executive Offices)

(804) 267-7400
(Registrant’s Telephone Number)

The Corporation Trust Co.
Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801
(Name and Address of Agent for Service)

With Copy to:
John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b);
☐	On ___________ pursuant to paragraph (b);
☐	60 days after filing pursuant to paragraph (a)(1);
☐	on ____________ pursuant to paragraph (a)(1);
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on _____________ (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: shares of beneficial interest.

Perkins Discovery Fund

PROSPECTUS

July 31, 2022

Ticker: PDFDX

This prospectus describes the Perkins Discovery Fund (the “Fund”). The Fund is authorized to offer one class of shares, which is offered by this prospectus.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

Investment Objective

The Perkins Discovery Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None
Redemption Fee (as a percentage of amount redeemed within 45 days of purchase)	1.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution (12b-1) and Service Fees	0.25%
Other Expenses:
Shareholder Services Plan	0.05%
Other Expenses	1.29%
Total Other Expenses	1.34%
Total Annual Fund Operating Expenses	2.59%
Fee Waivers and/or Expense Reimbursements(1)	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(1)	2.50%
(1)	Perkins Capital Management, Inc. (the “Adviser”) has contractually agreed to reduce its fees and/or reimburse Fund expenses (excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the Fund to 2.25% of the Fund’s average daily net assets until at least July 31, 2023. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Trust and the Adviser may terminate this expense limitation agreement prior to July 31, 2023 only by mutual written consent.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or expenses is only reflected in the first year of the example shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$253	$797	$1,367	$2,918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 8.18% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies with market capitalizations of under $1 billion at the time of purchase. The equity securities the Fund may purchase consist mostly of common stock, although the Fund may purchase preferred and convertible stocks.

In selecting investments, Perkins Capital Management, Inc. (the “Adviser”) seeks growth opportunities by investing in companies that it believes will appreciate in value. The Adviser seeks to discover investment opportunities primarily by searching for companies that it believes are in the process of undergoing some fundamental change. Companies undergoing change may have new products, processes, strategies, management, or may be subject to change by external forces. The Fund attempts to buy stocks of such companies when it believes the changes will result in higher earnings and/or a higher price-to-earnings ratio.

The Adviser will typically sell a holding when the reasons that the holding was purchased change. When a holding performs as anticipated, it may be sold when the Adviser’s price target is reached, when the holding becomes overvalued in the Adviser’s opinion, or when technical chart analysis indicates that a good sale point has been reached.

Note: Due to investment considerations, the Fund will close to new investors when it reaches $100 million in total assets. If the Fund closes to new investors, based on market conditions and other factors, it may reopen at a later date.

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Principal Risks

There is a risk that you could lose all or a portion of your investment in the Fund. The following principal risks can affect the value of your investment:

General Market Risk. The market price of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

Equity Risk. Since the Fund purchases equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Risk of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security.

Management Risk. The Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.

Smaller Companies Risk. Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share. The Fund may from time to time emphasize companies in the Health Care sector which are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and the prices of securities of such companies may be significantly affected adversely by rapid obsolescence and patent expirations.

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Small Portfolio Risk. Although the Fund is diversified, from time to time, it holds a relatively small number of securities (i.e., under 40). As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad-based securities index and additional indices provided to offer a broader market perspective. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund was reorganized on October 26, 2012 from a series of Professionally Managed Portfolios, a Massachusetts business trust (the “Predecessor Fund”), to a series of the World Funds Trust, a Delaware statutory trust (the “Reorganization”). The performance information below is intended to serve as an illustration of the variability of the Fund’s returns since the Fund is a continuation of the Predecessor Fund and has the same investment objective and investment strategies as the Predecessor Fund. While the Fund is substantially similar to the Predecessor Fund and would have invested in the same portfolio of securities, the Fund’s performance during the same time period may have been different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses. Updated performance information is available at www.perkinsfund.com or by calling toll-free 800-673-0550.

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*The Fund’s year-to-date return as of June 30, 2022 was -63.74%.
Highest Quarterly Return:	12/31/2020	48.70%
Lowest Quarterly Return:	3/31/2020	-26.95%

Average Annual Total Returns as of December 31, 2021
	1 Year	5 Years	10 Years
Return Before Taxes	2.28%	21.05%	14.15%
Return After Taxes on Distributions	-3.56%	19.51%	13.36%
Return After Taxes on Distributions and Sale of Fund Shares	5.41%	17.24%	11.91%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
NASDAQ Composite Index (reflects no deduction for fees, expenses or taxes)	21.39%	23.79%	19.63%
Wilshire U.S. Micro-Cap Index (reflects no deduction for fees, expenses or taxes)	14.50%	8.96%	12.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

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Investment Adviser

Perkins Capital Management, Inc.

Portfolio Managers

Daniel S. Perkins, CFA, Chief Operating Officer of the Adviser, has served as a Portfolio Manager to the Fund since its inception in 1998.

Richard C. Perkins, CFA, President and Chief Compliance Officer of the Adviser, has served as a Portfolio Manager to the Fund since 2018.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial adviser, by mail (Perkins Discovery Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by telephone at 1-800-628-4077. Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into the Fund is $2,500. Subsequent investments must be in amounts of $100 or more. The minimum initial investment amount for retirement accounts and automatic investment accounts is $1,000 or more and the subsequent investments are $100.

The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales-person to recommend the Fund over another investment. Ask your sales-person or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

The Fund’s objective is to seek long-term capital appreciation. The Fund’s investment objective is non–fundamental which means it may be changed without shareholder vote upon at least a 60-day written notice to shareholders. There is no assurance that the Fund will achieve its investment objective.

The Adviser’s approach to equity investments is to seek opportunities for growth by investing in companies that it believes will appreciate in value. The Adviser seeks to discover investment opportunities primarily by searching for companies that it believes are in the process of undergoing some type of fundamental change. Stocks are purchased when it is believed that this change will result in higher earnings and/or a higher price/earnings ratio and thus a higher share price when that change is discovered by others. Companies undergoing change may have new products, processes, strategies, management, or may be subject to change by external forces. Although there is no regional or geographical limit to the location of portfolio companies, many of the companies in the Fund’s portfolio are located in the upper Midwest states.

In its investment selection process, the Adviser visits companies, reads a variety of reports and publications and utilizes computer programs to derive fundamental selection criteria. The Adviser also uses technical chart analysis to find investment opportunities and as an aid in selecting what the Adviser believes to be the best buy or sale point for a particular security.

The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies with market capitalizations of under $1 billion at the time of purchase.

The Adviser will typically sell a holding when the reasons that the holding was purchased change. When a holding performs as anticipated, it may be sold when the Adviser’s price target is reached, when the holding becomes overvalued in the Adviser’s opinion, or when technical chart analysis indicates that a good sale point has been reached. When a holding does not perform as anticipated, the reasons for the holding being purchased may have changed or the Adviser may have been wrong about those reasons initially. In this situation, the Adviser will use fundamental and technical analysis to attempt to liquidate the position at the best price possible.

Under normal market conditions, the Fund will invest according to its principal investment strategies noted above. However, the Fund may temporarily depart from its principal investment strategies, and make short-term investments in cash, cash equivalents and short-term debt securities and money market instruments, in response to adverse market, economic or political conditions. To the extent the Fund makes such defensive investments, it may not achieve its investment objective. For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

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In addition to common stocks, the Fund may also invest in convertible securities, including preferred stock, warrants and debentures.

ADDITIONAL INFORMATION ABOUT RISK

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. The value of your investment will go up and down, which means you could lose money when you sell your shares. There are risks involved with any investment, but the principal risks associated with an investment in the Fund include:

General Market Risk. General market risk is the risk that the market value of a security may fluctuate; sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time. General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Equity Risk. Since the Fund purchases equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Risks of Other Equity Securities. Other equity securities in which the Fund may invest include convertible securities and preferred securities. Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

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Management Risk. Management risk describes the Fund’s ability to meet its investment objective based on the Adviser’s success or failure at implementing investment strategies for the Fund. The value of your investment is subject to the effectiveness of the Adviser’s research, analysis and security selection decisions. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Smaller Companies Risk. Investments in smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies may be speculative, more volatile and involve greater risk than that customarily associated with larger companies. Many small companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments may have a corresponding positive or negative impact on the value of their shares. As a result, the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between their quoted bid and asked prices and lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges, or market averages in general. In addition, the Fund and other client accounts of the Adviser, together, may hold a significant percentage of a company’s outstanding shares. When making larger sales, the Fund may have to sell assets at discounts from quoted prices or may have to make a series of small sales over an extended period of time. For these reasons, the Fund’s NAV may be volatile.

The Fund may invest in the smallest of small company stocks, referred to as micro-cap companies. In addition to the risks of smaller companies in general, micro-cap companies may lack the necessary resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established companies. Micro-cap companies may be less financially secure than small-cap companies and may be more vulnerable to key personnel losses due to a smaller management group. A fund that invests in micro-cap securities involves considerably more risk of loss and its returns may differ significantly from funds that invest in small-cap companies.

Sector and Regional Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share.  The sectors that the Fund may emphasize will vary from time to time but may include companies in the Health Care sector. Such companies are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and the prices of securities of such companies may be significantly affected adversely by rapid obsolescence and patent expirations.

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Additionally, to the extent the Fund invests in companies located in the Midwest or any other region, the Fund may be susceptible to economic and market conditions that affect that region particularly.

Small Portfolio Risk. Although the Fund is diversified, from time to time, it holds a relatively small number of securities (i.e., under 40). As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return.

Health Crisis Risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus, was first detected in China in December 2019 and spread globally. As of the date of this prospectus, this outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. These types of market disruptions may adversely impact the Fund’s investments. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in those markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be determined with any certainty.

In the past, governmental and quasigovernmental authorities and regulators throughout the world have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.

The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers rely and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries or globally.

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The Fund may be appropriate for investors who:

●	Are pursuing a long-term goal such as retirement;

●	Want to add an aggressive investment with growth potential to their investment portfolio;

●	Understand and can bear the risks of investing in small companies; and

●	Are willing to accept higher short-term risk along with higher potential for long-term growth of capital.

Temporary Defensive Position. The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. The Fund may take temporary “defensive” positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

MANAGEMENT

The Investment Adviser

The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with Perkins Capital Management, Inc., 730 East Lake Street, Wayzata, Minnesota 55391-1769. The Adviser was founded in 1984 and serves as investment adviser primarily to individual and institutional investors. As of June 30, 2022, the Adviser manages assets in excess of $117 million. The Adviser provides the Fund with advice on buying and selling securities. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets, payable on a monthly basis. Subject to the general supervision of the Board, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies, and making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities. The Adviser also maintains related records for the Fund. For the fiscal year ended March 31, 2022, the Adviser received compensation at an annual rate of 0.91% of the Fund’s average daily net assets for investment advisory services (after fee waivers).

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser is available in the Fund’s Semi-Annual Report to shareholders for the six months ended September 30, 2021.

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The Adviser has contractually agreed to reduce its fees and/or reimburse Fund expenses (excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for shares of the Fund to 2.25% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least July 31, 2023. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Trust and the Adviser may terminate this expense limitation agreement prior to July 31, 2023 only by mutual written consent.

The Portfolio Managers

As co-portfolio managers, Mr. Daniel S. Perkins and Mr. Richard C. Perkins are principally responsible for the day-to-day management of the Fund’s portfolio. Mr. Daniel S. Perkins has been associated with the Adviser since its inception in 1984 and has served as a portfolio manager of the Fund since its inception. Mr. Richard C. Perkins has been associated with the Adviser since 1990 and has served as a portfolio manager of the Fund since July 2018. Mr. Daniel S. Perkins and Mr. Richard C. Perkins are brothers.

Mr. Daniel S. Perkins, CFA, is the Chief Operating Officer of the Adviser. He previously served as the Executive Vice President of the Adviser from 2005-2019 and was Vice President prior to 2005 for over 20 years. Prior to becoming a portfolio manager and Vice President of the Adviser, he was employed as a financial analyst at Perkins and Partners, Inc. Mr. Daniel S. Perkins earned a BS in Business Administration from the University of Colorado-Boulder and an MBA in Finance from the University of Minnesota.

Mr. Richard C. Perkins, CFA, is the President and Chief Compliance Officer of the Adviser. He previously served as the Executive Vice President of the Adviser from 2005-2019, has served as the Adviser’s Chief Compliance Officer since 2012, and was Vice President prior to 2005 for 15 years. Prior to becoming a portfolio manager and Vice President for the Adviser, he was employed as an Investment Executive with Piper, Jaffrey & Hopwood, Inc. for 12 years, where he specialized in equity securities. Mr. Richard C. Perkins earned a BA degree with Distinction in Administrative Science and Mathematics/Economics from Colby College. While at Colby College, he was awarded the Ernest L. Parsons Prize in Administrative Science and the James J. Harris Prize in Administrative Science and was elected a Senior Scholar in Econometrics by the Economics Department.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the co-portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

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The Trust

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on April 9, 2007. The Trustees supervise the operations of the Fund according to applicable state and federal law, and the Trustees are responsible for the overall management of the Fund’s business affairs.

Rule 12b-1 Fees

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates its principal underwriter, Foreside Fund Services, LLC (the “Distributor”), for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plan provides that the Fund may pay an annual rate of up to 0.25% of the Fund’s average daily net assets for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund’s shares. The 0.25% fee may also be used to make payments to persons who provide support services in connection with the distribution of the Fund’s shares and the servicing of the Fund’s shareholders. Because the 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution Plan, while primarily intended to compensate for shareholder services expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and therefore may be used to pay for certain expenditures related to financing distribution related activities of the Fund.

Other Expenses

In addition to the 12b-1 fees and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the following: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Shareholder Services Plan

The Fund has adopted a shareholder services plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

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Because the Fund has adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

Shareholder Servicing

Certain financial intermediaries that maintain “street name” or omnibus accounts with the Fund provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. The Fund may pay these service fees in addition to the fees paid under the 12b-1 Plan.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR, and were previously available in reports on Form N-Q, filed with the Securities and Exchange Commission.

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HOW TO BUY SHARES

You may purchase shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund (collectively, “Financial Intermediaries”). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling toll–free at (800) 998-3190. Financial Intermediaries may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different. The price you pay for a share of the Fund is the NAV next determined upon receipt by the Transfer Agent or Financial Intermediary. The Fund will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Certain Financial Intermediaries may have agreements with the Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

The Fund is not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the Financial Intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

Minimum Investments. To purchase shares of the Fund, you must make a minimum initial or subsequent investment as listed in the table below:

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$100
Retirement Accounts	$1,000	$100
Automatic Investment Accounts	$1,000	$100

The Trust may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

Small Account Balances. If the value of your account falls below the minimum account balance of $2,500, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of Fund performance. Please check with your Financial Intermediary concerning required minimum account balances. You should note that should such a redemption occur with regards to a non-retirement account, such redemption would be subject to taxation. Please refer to the section entitled “Dividends, Distributions and Taxes” below.

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Proper Form. Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received by the Fund.

Customer Identification Program. Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

Name;

Date of birth (for individuals);

Residential or business street address (although post office boxes are still permitted for mailing); and

Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail. For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire. You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund toll-free at (800) 673-0550 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the Fund’s records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

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Purchases by Telephone. You may also purchase shares by telephone, by contacting the Fund toll-free at (800) 673-0550 or the Transfer Agent at (800) 628-4077.

Other Purchase Information. You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 673-0550 or by contacting the Transfer Agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund’s shares, depending on your arrangement with the broker.

HOW TO SELL SHARES

You may redeem your shares of the Fund at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form”. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received. The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent or authorized Financial Intermediary receives the redemption request in proper form. Payment of redemption proceeds will be made promptly as instructed by check, wire or automated clearing house (ACH) but no later than the seventh calendar day following the receipt of the request in proper form. The Fund may suspend the right to redeem shares for any period during which the New York Stock Exchange (the “NYSE”) is closed or the SEC determines that there is an emergency. In such circumstances, you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or ACH, the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

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To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Fund will meet redemption requests by selling portfolio assets. In addition, if the Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

If you sell your shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Note that the Fund will assess a 1.00% redemption fee of Shares of the Fund redeemed within 45 days of purchase as a percentage of amount redeemed. See “Frequent Purchases and Redemptions” below.

Redemption by Mail. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: Perkins Discovery Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address.

Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent toll-free at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone. You may redeem your shares by telephone provided that you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent toll-free at (800) 628-4077. There is no charge to shareholders for redemptions by telephone. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

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Redemption by Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. There is no charge to shareholders for redemptions by wire.

Redemption in Kind. The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian.

In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Fund does not intend, under normal circumstances, to redeem its shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund, either through the distribution of selected individual portfolio securities or a pro-rata distribution of all portfolio securities held by the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election. The Fund’s methods of satisfying shareholder redemption requests will normally be used during both regular and stressed market conditions.

Purchasing or Redeeming through a Financial Intermediary

You may purchase or redeem shares of the Fund through an authorized Financial Intermediary. To purchase or redeem shares at the NAV of any given day, your Financial Intermediary must receive your order before the close of regular trading on the NYSE that day. Your Financial Intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. Your Financial Intermediary may charge additional transaction fees for its services and/or set different minimum amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different. The price you pay for a share of the Fund is the NAV next determined upon receipt of your purchase request by the Transfer Agent or Financial Intermediary. The Fund will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

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Certain Financial Intermediaries may have agreements with the Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

The Fund is not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the Financial Intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

GENERAL INFORMATION

Signature Guarantees. To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days. In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form. Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received by the Transfer Agent. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Automatic Investment Plan. Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

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Systematic Withdrawal Program. As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the transfer agent sufficiently in advance of the next withdrawal.

A withdrawal under the program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s Account Application. Please call toll-free (800) 628-4077 for additional information regarding the Fund’s SWP.

Exchange Privilege. To the extent that the Adviser manages other funds in the Trust, you may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won’t pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged. As of the date of this prospectus, the Adviser does not manage any other funds in the Trust.

Frequent purchases and redemptions (“Frequent Trading”) can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

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How to Transfer Shares. If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at toll-free (800) 628-4077.

Account Statements and Shareholder Reports. Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive quarterly statements and a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications. The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund toll-free at (800) 527-9525.

General. The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared and paid annually for the Fund. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend”. To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

Taxes. In general, Fund distributions are taxable to you as ordinary income, qualified dividend income, or capital gain. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gain the Fund distributes is taxable to you as a long-term capital gain no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except those distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gain. Every January, you will receive a Form 1099 that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges, and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

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When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 24% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (“TIN”) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

NET ASSET VALUE

The Fund’s share price, called its NAV per share, is determined on each business day that the NYSE is open for trading, as of the close of business of the regular session of the NYSE (generally, 4:00 p.m. Eastern time). on each business day that the NYSE is open (the “Valuation Time”). The Fund’s NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s shares, subtracting any liabilities attributable to the Fund’s shares, and then dividing by the total number of shares outstanding.

Shares are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund’s shares is equal to the NAV. Shares of the Fund held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the Administrator, in consultation with the Adviser, under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

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FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Fund will assess a 1.00% redemption fee on shares of the Fund redeemed within 45 days of purchase as a percentage of amount redeemed. The Transfer Agent may, in consultation with the Chief Compliance Officer of the Trust, waive the 1.00% redemption fee applicable to the Fund. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of long-term shareholders. The “first in-first out” (“FIFO”) method is used to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The fee does not apply to Fund shares acquired through the reinvestment of dividends and the Automatic Investment Plan or shares redeemed through the Systematic Withdrawal Program. The Fund reserves the right to change the terms and amount of this fee upon at least a 60-day notice to shareholders.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and sale or an exchange in and then out of the Fund) within a rolling twelve-month period. Shareholders exceeding four round-trips will be investigated by the Fund and possibly restricted from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. The Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In the event the foregoing purchase and redemption patterns occur, it shall be the policy of the Trust that the shareholder’s account and any other account with the Fund under the same taxpayer identification number shall be precluded from investing in the Fund (including investments that are part of an exchange transaction) for such time period as the Trust deems appropriate based on the facts and circumstances (including, without limitation, the dollar amount involved and whether the Investor has been precluded from investing in the Fund before); provided that such time period shall be at least 30 calendar days after the last redemption transaction. The above policies shall not apply if the Trust determines that a purchase and redemption pattern is not a Frequent Trading pattern or is the result of inadvertent trading errors.

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These policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies also apply to any account, whether an individual account or accounts with Financial Intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading activity through omnibus accounts may be more limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that require sharing of information about you and your account, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Fund identifies that excessive short-term trading is taking place in a participant-directed employee benefit plan account, the Fund or its Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Fund to close the account of an entire plan due to the activity of a limited number of participants. However, the Fund will take such actions as deemed appropriate in light of all the facts and circumstances.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

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DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares.

INDEX DESCRIPTIONS

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The S&P 500® Index is provided as a measure of general market performance and does not include stocks similar to those considered for purchase by the Fund.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The Wilshire U.S. Micro-Cap Index represents a float adjusted, market capitalization-weighted portfolio of all stocks below the 2,500th rank by market capitalization in the Wilshire 5000 Index at March 31 and September 30 of each year.

Direct investment in an index is not possible.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods presented. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the periods presented have been audited by Tait, Weller & Baker, LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders (the “Annual Report”). The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

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PERKINS DISCOVERY FUND

Financial Highlights	Selected Per Share Data Throughout Each Year

	Years ended March 31,
	2022	2021		2020		2019		2018
Net asset value, beginning of year	$104.12	$39.34		$57.16		$40.73		$33.39
Investment activities
Net investment income (loss)(1)	(2.23)	(1.80)		(1.38)		(1.19)		(0.90)
Net realized and unrealized gain (loss) on investments	(29.64)	67.94		(16.49)		17.72		8.24
Total from investment activities	(31.87)	66.14		(17.87)		16.53		7.34
Distributions
Net realized gain	(20.76)	(1.47)		—		(0.27)		—
Total distributions	(20.76)	(1.47)		—		(0.27)		—
Paid-in capital from redemption fees	0.06	0.11		0.05		0.17		—
Net asset value, end of year	$51.55	$104.12		$39.34		$57.16		$40.73
Total Return	(34.86%)	169.16%		(31.18%)		41.17%		21.98%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.59%	3.09	%(A)	2.79	%(A)	2.20%		3.38%
Expenses, net of waiver or recovery (Note 2)	2.50%	2.59%		2.61%		2.50	% (2)	2.50%
Net investment income (loss)	(2.50%)	(2.54%)		(2.53%)		(2.24%)		(2.41%)
Portfolio turnover rate	8.18%	46.80%		0.70%		25.76%		10.43%
Net assets, end of year (000’s)	$11,366	$25,564		$7,220		$30,711		$6,750

(1)	Per share amounts calculated using the average shares outstanding during the year.
(2)	Recovery of previously waived fees increased the expense ratio and decreased the net investment income ratio by 0.30% for the year ended March 31, 2019.
(A)	Ratio of total expenses before management fee waivers, excluding proxy costs, would have been 3.00% for the year ended March 31, 2021 and 2.68% for the year ended March 31, 2020.

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FOR MORE INFORMATION

You will find more information about the Fund in the following:

The Fund’s Annual Reports will contain more information about the Fund and its investments, and a discussion of the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund’s SAI dated July 31, 2022, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the Annual Reports and semi-annual reports, and SAI by writing to Perkins Discovery Fund, 730 East Lake Street, Wayzata, Minnesota 55391-1769, by calling toll free (800) 998-3190 or by e-mail at: jpeltier@perkinscap.com or mail@ccofva.com. You may also access them through the Fund’s web site at www.perkinscapital.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Reports and other information regarding the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-22172)

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STATEMENT OF ADDITIONAL INFORMATION

Perkins Discovery Fund

Ticker: PDFDX

Investment Adviser:

Perkins Capital Management, Inc.

July 31, 2022

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(800) 673-0550

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus dated July 31, 2022, of the Perkins Discovery Fund (the “Fund”), as it may be supplemented or revised from time to time.

This SAI is incorporated by reference into the Fund’s prospectus. This SAI incorporates by reference the Fund’s Annual Report for the fiscal year ended March 31, 2022 (the “Annual Report”). You may obtain the prospectus of the Fund, the SAI and the Annual Report, free of charge, by writing to World Funds Trust (the “Trust”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling toll-free (800) 673-0550.

THE TRUST

General. World Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and commonly known as a “mutual fund”. The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust, other than the Fund, are described in separate prospectuses and statements of additional information.

The Fund. This SAI relates to the prospectus for the Fund and should be read in conjunction with the applicable prospectus. This SAI is incorporated by reference into the Fund’s prospectus. No investment in shares should be made without reading the prospectus. The Fund is a separate investment portfolio or series of the Trust. The Fund currently issues one class of shares.

Pursuant to a reorganization that took place on October 26, 2012, the Fund is the successor by merger to a series of Professionally Managed Portfolios (“Predecessor Fund”), a Massachusetts business trust. The Predecessor Fund had the same investment objectives and strategies and the same investment policies as the Fund. The Predecessor Fund commenced operations on April 9, 1998. The Fund’s investment adviser is Perkins Capital Management, Inc. (the “Adviser”).

ADDITIONAL INFORMATION ABOUT INVESTMENT

OBJECTIVES AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the prospectus.

The Fund is diversified. This means that under the 1940 Act, the Fund must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.

However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. In such case, the Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal securities laws. Furthermore, to the extent that these few securities represent a particular type of investment (e.g., securities of small- or medium-size companies) the Fund would be disproportionately subject to the risks associated with that investment.

The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective. During the Fund’s fiscal year ended March 31, 2020, the Fund’s portfolio turnover rate was 0.70% of the average value of its portfolio. During the Fund’s fiscal year ended March 31, 2021, the Fund’s portfolio turnover rate was 46.80% of the average value of its portfolio. During the Fund’s most recent fiscal year ended March 31, 2022, the Fund’s portfolio turnover rate was 8.18% of the average value of its portfolio.

DESCRIPTION OF PERMITTED INVESTMENTS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund’s prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

Equity Securities. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

Because the Fund invests in the equity securities of small-size companies, it will be exposed to the risks of smaller-sized companies. Small-size companies are defined as companies that are under $1 billion in market cap. Small-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, regardless of whether they are based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative.

Common Stock. Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks with respect to the payment of dividends and liquidation of assets. Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Warrants. The Fund may also invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Other Investment Companies. The Fund may invest in the securities of other registered investment companies subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall objective and policies of the Fund. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1)(A) generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the Securities and Exchange Commission (the “SEC”).

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).

Exchange-Traded Funds (“ETFs”). The Fund may invest in ETFs. An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and trade similarly to publicly-traded companies. ETFs also have risks and costs that are similar to publicly-traded companies. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk borne by the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETFs, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

Certain ETFs may not produce qualifying income for purposes of the “90% Test” (as defined below under the heading “Taxes”) which must be met in order for the Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Internal Revenue Code.

Repurchase Agreements. The Fund may enter into repurchase agreements. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. The Fund may engage in repurchase agreement transactions to the maximum extent permitted by applicable law.

Illiquid Securities. The Fund may not invest more than 15% of the value of its net assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board of Trustees of the Trust (the “Board”), to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted Securities. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

When-Issued Securities. The Fund is authorized to purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its NAV or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid assets with its custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Securities Lending. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board be able to recall the loaned securities in time to vote or consent whenever a material event will occur affecting the loaned securities, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of securities lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. All investments made with the collateral are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

It is not anticipated that the Fund will loan more than 5% of the value of its portfolio securities.

Short Sales. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses that the Fund may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

Whenever the Fund engages in short sales, its custodian will segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked-to-market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker is less than the market value of the securities at the time they were sold short.

Leverage Through Borrowing. The Fund may borrow money for leveraging purposes. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the Fund’s NAV will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Foreign Investments. The Fund may invest up to 10% of its net assets in U.S. dollar denominated securities of foreign issuers, including depositary receipts. In determining whether an issuer is foreign, the Adviser will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Among the means through which the Fund may invest in foreign securities is the purchase of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs, and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Risks of Foreign Securities. Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures) possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Fund may invest up to 5% of its net assets in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax. The Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund under U.S. tax law, they will reduce the net return to the Fund’s shareholders. It is not anticipated that the Fund will be eligible to pass through to shareholders a federal tax credit or federal tax deduction related to any foreign taxes borne by the Fund.

To the extent the Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Fund to the risk of fluctuating currency exchange rates pending settlement.

Options on Securities. Although it has no present intention of doing so, the Fund reserves the right to engage in certain purchases and sales of options on securities. The Fund may write (i.e., sell) call options (“calls”) on equity securities if the calls are “covered” throughout the life of the option. A call is “covered” if the Fund owns the optioned securities. When the Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund will forego any gain from an increase in the market price of the underlying security over the exercise price.

The Fund may purchase a call on securities to effect a “closing purchase transaction” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Fund on which it wishes to terminate its obligation. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

The Fund also may write and purchase put options (“puts”). When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. When the Fund writes a put, it will maintain at all times during the option period, in a segregated account, liquid assets equal in value to the exercise price of the put.

The Fund’s option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

The Fund’s custodian, or a securities depository acting for them, generally acts as escrow agent as to the securities on which the Fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Fund. Until the underlying securities are released from escrow, they cannot be sold by the Fund.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Short-Term Investments. The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and, in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P®, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Exhibit B.

Government Obligations. The Fund may make short-term investments in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issuers of such entities as the Government National Mortgage Association (“GNMA”). Of these obligations, only those of the GNMA and Treasury bills, are supported by the full faith and credit of the U.S. Treasury.

Agency Obligations. The Fund may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the prospectus and the statement of additional information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

The Fund may not:

1.	make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time;

3.	underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

4.	invest in commodities, except as permitted by the 1940 Act or other governing statute, by the rules thereunder or by the SEC or other regulatory agency with authority over the Fund;

5.	purchase or sell real estate, except as permitted by the 1940 Act or other governing statute, by the rules thereunder or by the SEC or other regulatory agency with authority over the Fund;

6.	invest more than 25% of the value of its net assets in any one industry except as permitted under the 1940 Act (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

7.	issue senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time; and

As it relates to Investment Restriction 8 – the Fund:

8.	shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are considered Non-Fundamental. The Non-Fundamental limitations may be changed by the Trust’s Board of Trustees at any time without shareholder approval.

The Fund may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Invest in securities of other investment companies except as permitted under the 1940 Act.

3.	Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Fund’s prospectus or this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

INVESTMENT ADVISER

Investment advisory services are provided to the Fund by Perkins Capital Management, Inc., pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Adviser is controlled and owned in equal amounts by Mr. Daniel S. Perkins, co-portfolio manager of the Fund and Chief Operating Officer of the Adviser, and Mr. Richard C. Perkins, co-portfolio manager of the Fund and President and Chief Compliance Officer of the Adviser.

As full compensation for the investment advisory services provided to the Fund, the Adviser is entitled to a monthly fee payable at the annual rate of 1.00% of the Fund’s average daily net assets.

On October 26, 2012, the Predecessor Fund was reorganized into a new series of the Trust (i.e., the Fund). Prior to the reorganization, Perkins Capital Management, Inc. was the investment adviser to the Predecessor Fund.

For the fiscal years ended March 31, the Fund paid the following fees to the Adviser:

	2022	2021	2020
Fees Accrued	$193,189	$129,747	$182,526
Fees Waived	$17,578	$65,246	$33,058
Recovery of Previously Waived Fees	N/A	N/A	N/A
Net Advisory Fee Paid	$175,611	$64,501	$149,468

The Advisory Agreement has an initial two-year term and continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

The use of the name “Perkins” by the Fund is pursuant to a license granted by the Adviser, and in the event the Advisory Agreement with the Fund is terminated, the Adviser has reserved the right to require the Fund to remove any references to the name “Perkins.”

The Adviser has contractually agreed to reduce its fees and/or reimburse Fund expenses (excluding interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for shares of the Fund to 2.25% of the Fund’s average daily net assets until at least July 31, 2023. The Trust and the Adviser may terminate this expense limitation agreement prior to July 31, 2023 only by mutual written consent. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The total amount of recoverable reimbursements for the Fund as of March 31, 2022, and expiration dates were as follows:

Recoverable Reimbursements and Expiration Dates
2023	2024	2025	Total
$33,058	$65,246	$17,578	$115,882

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

PORTFOLIO MANAGERS

Messrs. Daniel S. Perkins and Richard C. Perkins serve as co-portfolio managers of the Fund.

Mr. Daniel S. Perkins is the Chief Operating Officer of the Adviser. He previously served as Executive Vice President of the Adviser from 2005-2019 and was Vice President prior to 2005 for over twenty years. He has served as co-portfolio manager of the Fund since its inception. The following provides information regarding other accounts managed by Mr. Daniel S. Perkins as of March 31, 2022:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (millions)
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	21	$8	0	$0

Mr. Richard C. Perkins is the President and Chief Compliance Officer of the Adviser. He previously served as Executive Vice President of the Adviser from 2005-2019 and was Vice President prior to 2005 for over fifteen years. He has served as co-portfolio manager of the Fund since July 2018. The following provides information regarding other accounts managed by Mr. Richard C. Perkins as of March 31, 2022:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (millions)
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	124	$120	0	$0

The portfolio managers’ compensation is a fixed salary determined by industry standards as well as the assets under management and fees collected by the Adviser. They may receive a bonus based on the overall net income of the Adviser. They have a fixed retirement plan. The portfolio managers’ salary and bonus are not based on the performance of the Fund.

Because the Adviser performs investment management services for various clients, certain conflicts of interest could arise. Investment decisions for the Fund are made independently from those of other client accounts managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for the Fund and one or more of such client accounts. In such an event, the position of the Fund and such client account(s) in the same security may vary and the length of time that each may hold its investment in the same security may likewise vary as well as the price of such investment and the priority of purchases and sales of such investments. During the management of client accounts, many decisions are made by the Adviser that may cause a conflict of interest or the favoring of one client over another. Some, but not all of these decisions are: the timing of client orders, the priority of client orders, the frequency of client orders, whether client orders should be executed individually or grouped together for execution, and the commission, mark-up or mark-down paid by clients on transactions. If the Adviser decides the best way to execute a client’s order is to include it as part of a grouped transaction, the individual client may receive an average price on his order; may or may not receive the same commission, mark-up or mark-down as other clients pay; may, depending on the size of his order, pay a minimum total commission which could result in greater per share commission than paid by other clients; and may or may not have his shares allocated to him on the same trade date that the grouped transaction was executed.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of March 31, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Daniel S. Perkins	$100,001 - $500,000
Richard C. Perkins	$100,001 - $500,000

SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent. Pursuant to a Fund Services Agreement with the Trust (the “Services Agreement”), Commonwealth Fund Services, Inc. (“CFS” or the “Administrator” or the “Transfer Agent”), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Fund’s administrator, transfer agent and accounting agent.

In its capacity as administrator, CFS supervises all aspects of the operations of the Fund except those performed by the Adviser. CFS will provide certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Fund, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, CFS provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. CFS will be responsible for processing orders and payments for share purchases. CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

CFS also provides accounting services to the Fund. CFS will be responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

CFS receives, for administrative services, an asset-based fee computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for transfer agency services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund during the periods indicated.

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services

March 31, 2022	$18,401	$25,762	$35,410

March 31, 2021	$21,149	$25,685	$36,418

March 31, 2020	$18,000	$25,357	$34,982

Custodian. UMB Bank, N.A. (the “Custodian”), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Fund’s assets. The Custodian has entered into a foreign sub-custody arrangement with Brown Brothers Harriman & Co. as the approved foreign custody manager (the “Delegate”) to perform certain functions with respect to the custody of the Fund’s assets outside of the United States of America. The Delegate shall place and maintain the Fund’s assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that the Fund’s assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market.

Principal Underwriter. Foreside Fund Services, LLC (“Foreside” or the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine, 04101, serves as the principal underwriter and national distributor for the shares of the Fund on a “best efforts” basis pursuant to a Distribution Agreement (the “Distribution Agreement”). Under the Distribution Agreement, the Distributor serves as the Fund’s principal underwriter and acts as exclusive agent for the Fund in selling its shares to the public on a “best efforts” basis and then only in respect to orders placed - that is, the Distributor is under no obligation to sell any specific number of shares. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.

Foreside is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. The Distributor may receive Distribution 12b-1 and service fees from the Fund, as described in the prospectus and this SAI. Foreside was appointed as the Fund’s principal underwriter effective as of December 1, 2021; prior to December 1, 2021, First Dominion Capital Corp. (the “Previous Distributor”) served as the Fund’s principal underwriter. For the years ended March 31, 2022, 2021, and 2020, neither Foreside nor the Previous Distributor received any commissions or underwriting fees from the sale of the Fund’s shares.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, audits the Fund’s annual financial statements, assists in the preparation of certain reports to the SEC and prepares the Fund’s tax returns. Tait, Weller & Baker LLP is located at 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102.

TRUSTEES & OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. David J. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals. Ms. Mary Lou H. Ivey has over 25 years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board. Mr. Theo H. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm. The Trust does not believe any one factor is determinative in assessing a trustee’s qualifications, but that the collective experience of each trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond Virginia, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (67) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	20	ETF Opportunities Trust for the thirteen series of that Trust (registered investment company)
Mary Lou H. Ivey (64) Trustee	Indefinite, Since June 2010	Senior Vice President, Episcopal Church Building Fund (national nonprofit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008 - 2021.	20	ETF Opportunities Trust for the thirteen series of that Trust (registered investment company)
Theo H. Pitt, Jr. (86) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) 1997 to present.	20	Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust; Starboard Investment Trust for the fourteen series of that trust; and ETF Opportunities Trust for the thirteen series of that Trust (all registered investment companies).

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (58) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present.
Karen M. Shupe (58) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 – present.
Ann T. MacDonald (67) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services Inc., 2003 – present.
John H. Lively (53) Secretary	Indefinite, Since November 2013	Attorney, Practus, LLP (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
Holly B. Giangiulio (60) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., 2015 – present.
Julian G. Winters (53) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.
Tina H. Bloom (53) Assistant Secretary	Indefinite, Since November 2018	Attorney, Practus, LLP, May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc., November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC (fund administration and transfer agency) from 2011 – 2017.
Laura B. Wright (50) Assistant Secretary	Indefinite, Since May 2022	Fund Administrator, Commonwealth Fund Services, Inc., 2016 to present.

BOARD OF TRUSTEES

The Board of Trustees oversees the Trust and certain aspects of the services provided by the Adviser and the Fund’s other service providers. Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Mr. Urban, Ms. Ivey and Mr. Pitt. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Fund’s most recent fiscal year ended, March 31, 2022, the Audit Committee met eight times.

The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. For the Fund’s most recent fiscal year ended March 31, 2022, the Nominating and Corporate Governance Committee met once.

The Valuation Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Valuation Committee meets as needed in the event that the Fund holds any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis. For the Fund’s most recent fiscal year ended March 31, 2022, the Valuation Committee did not meet.

The Qualified Legal Compliance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. For the Fund’s fiscal year ended March 31, 2022, the Qualified Legal Compliance Committee did not meet.

Trustee Compensation. Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Each Trustee receives an annual retainer of $60,000. Additionally, each Trustee receives a fee of $2,500 per special meeting attended. Compensation received from the Trust for the fiscal year ended March 31, 2022 is as follows:

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)(1)

David J. Urban, Trustee	$3,176	$0	$0	$3,176

Mary Lou H. Ivey, Trustee	$3,176	$0	$0	$3,176

Theo H. Pitt, Jr., Trustee	$3,176	$0	$0	$3,176

*	Trust does not pay deferred compensation.

(1)	The “Fund Complex” consists of the Fund.

Trustee Ownership of Fund Shares. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the funds of the Trust, as of December 31, 2021, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
David J. Urban	A	A
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser, or the principal underwriter and by the members of their immediate families.

Policies Concerning Personal Investment Activities. The Fund, the Adviser, and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own account.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D. C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of June 30, 2022, the following persons were record owners (or to the knowledge of the Company, beneficial owners) of 5% or more of the shares of the Fund.

Names and Addresses	Percent of Class	Type of Ownership
Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104	12.65%	Record
E.G. Peterson 4614 Ivanhoe St Houston, TX 77027	6.07%	Record
RBC Capital Markets Potter IRA, RBC Custodian 295 Russell Lane Long Lake, MN 55356	5.10%	Record

As of the date of this SAI, the Trustees and officers of the Trust own beneficially none of the outstanding shares of the Fund.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

DISTRIBUTION

The Distributor may, from time to time, offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund’s shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Plan of Distribution. The Fund has a Plan of Distribution or “12b-1 Plan” under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect. The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority rules concerning sales charges.

The 12b-1 Plan provides that the Fund may pay a fee to Foreside at an annual rate of up to 0.25% of the Fund’s average daily net assets in consideration for distribution and other services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of the Fund’s shares. The fee is paid to Foreside as compensation for distribution-related activities.

The table below shows the amount of Rule 12b-1 fees incurred and the allocation of such fees by the Fund for the fiscal year ended March 31, 2022.

Advertising and Marketing	Other-Platform Expenses	Compensation to Distributor	Payments to Broker/Dealers	Total Rule 12b-1 Fees Incurred
$1,028	$15,580	$5,250	$ 26,439	$ 48,297

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust.” Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. Pursuant to the 12b-1 Plan, the Fund may also make payments to persons who provide support services in connection with the distribution of the Fund’s shares and servicing of the Fund’s shareholders.

The Trust understands that certain service organizations may charge fees to their customers who are the beneficial owners of Fund shares, in connection with their accounts with such service organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Trust, service organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Fund shares.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. It is anticipated that the 12b-1 Plan will benefit shareholders because an effective sales program typically is necessary for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable classes’ outstanding shares of the Fund, by Foreside or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

Shareholder Services Plan. The Fund has adopted a shareholder services plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholders communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders. Because the Fund has adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares. You may purchase shares of the Fund directly from the Distributor. You may also buy shares through accounts with brokers and other institutions (“authorized institutions”) that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time it prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, trustees, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares. If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund’s general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund’s investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at the NAV of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan’s inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in Fund shares and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $2,500 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares. You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the redemption request in proper order. The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser or the Distributor and their affiliates may, out of their own resources and without additional cost to the Fund or its shareholders, pay a 1% solicitation fee to securities dealers or other financial intermediaries (collectively, a “Financial Intermediary”) on each customer purchase solicited by the Financial Intermediary in excess of $1 million. These payments may be in addition to payments made by the Fund to the Financial Intermediary under the Fund’s Rule 12b-1 Plan. For more information regarding the Fund’s Rule 12b-1 Plan, please see “Distribution - Plan of Distribution.”

SHAREHOLDER SERVICES

As described briefly in the applicable prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions. A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder’s identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plan. Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent toll-free at (800) 628-4077.

Systematic Withdrawal Program. The Fund offers a Systematic Withdrawal Program (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the transfer agent sufficiently in advance of the next withdrawal.

A withdrawal under the program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s Account Application. Please call toll-free (800) 628-4077 for additional information regarding the Fund’s SWP.

Retirement Plans. Fund shares are available for purchase in connection with the following tax-deferred prototype retirement plans:

1.       Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as the funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2.       Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Trust toll-free at (800) 673-0550. Each plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege. Shareholders may exchange their shares for shares of any other series of the Trust managed by the Adviser, provided the shares of the Fund the shareholder is exchanging into are registered for sale in the shareholder’s state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund’s NAV per share (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that, for U.S. federal income tax purposes, is:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisers with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

The Fund may invest in exchange-traded funds (“ETFs”) that are taxable as RICs under the Code. Accordingly, the income the Fund receives from such ETFs should be qualifying income for purposes of the Fund satisfying the 90% Test described above. However, the Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income for purposes of satisfying the 90% Test. The Fund anticipates monitoring its investments in such ETFs so as to keep the Fund’s non-qualifying income within acceptable limits of the 90% Test, however, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to fail to qualify as a RIC. In such a case, the Fund would be subject to the rules described below.

If a RIC fails this 90% source-of-income test it is no longer subject to a 21% penalty as long as such failure was due to reasonable cause and not willful neglect. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends (as defined below). If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if the Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which generally provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Fund is not required to provide written notice designating the amount of any qualified dividend income or Capital Gain Dividends and other distributions. The Forms 1099 will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholders’ gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares, such as exchanges, of the Fund generally are taxable events. U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gains will currently be taxed at the rate applicable to ordinary income, currently a maximum of 37%, while long-term capital gains generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year, an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in default, present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools(“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation in which: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Master Limited Partnerships. To qualify for master limited partner (“MLP”) status, a partnership must generate at least 90% of its income from what the IRS deems “qualifying” sources, which include all manner of activities related to the production, processing or transportation of oil, natural gas and coal. MLPs, as partnerships, pay no corporate tax, and the IRS deems much of the distributions paid out as a return of capital, and taxes on such distributions are deferred until the Fund sells its position therein. As partnerships, MLPs pass through the majority of their income to investors in the form of regular quarterly distributions. You, an owner of the Fund, are responsible for paying tax on your share of distributions received. In addition, the regular quarterly cash payments MLPs pay out are known as distributions rather than dividends. With respect to each MLP in which the Fund invests, MLP investors, and therefore you as owner of the Fund, may be subject to the state tax of each state in which the MLP has operations or does business. If a MLP is held in a tax-sheltered account, such as an IRA, the portion of the distributions designated as “ordinary income” may be considered UBTI, and subject to tax. However, UBTI is usually a small percentage of total distributions, and it will not be taxed as long as the amount of this income and all other sources of UBTI does not exceed $1,000 in any year.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The ETFs in which the Fund invests may invest in foreign securities. Dividends and interest received by an ETF’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the ETF in which the Fund invests is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such ETF’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the ETF should be eligible to file an election with the IRS that may enable its shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the by Fund, subject to certain limitations.

A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfied this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise. These exemptions from withholding will not be available to foreign shareholders of the Fund that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or real estate investment trust (“REIT”) that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisers concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate currently is 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, will be required to be reported on Form 8938.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax adviser regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Possible Tax Law Changes. At the time that this SAI is being prepared, various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark-up or reflect a dealer’s mark-down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In selecting brokers and dealers to execute portfolio transactions, the Adviser may consider research and brokerage services furnished to the Adviser or its affiliates. The Adviser may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Adviser. In aggregating such securities, the Adviser will average the transaction as to price and will allocate available investments in a manner that the Adviser believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund’s Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all of the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period ended March 31, 2022 the Fund paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers”. The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of March 31, 2021, the Fund did not hold any securities of its “regular brokers and dealers.”

Allocation. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board believes that these advantages, when combined with the other benefits available because of the Adviser’s organization, outweigh the disadvantages that may exist from this treatment of transactions.

For the fiscal years ended March 31, the Fund paid aggregate brokerage commissions as follows:

Aggregate Brokerage Commissions Paid

2022	$29,849
2021	$46,629
2020	$50,749

The variances in brokerage commissions paid between the Fund’s last three fiscal years are primarily attributable to fluctuations in capital share activity.

Of such amount, the following was paid to firms for outside research, statistical or other services provided to the Adviser:

Brokerage Commissions Used for Research

2022	$19,519
2021	$29, 639
2020	$50,394

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

This Disclosure of Portfolio Securities Holdings Policy (the “Policy”) shall govern the disclosure of the portfolio securities holdings of each series of the World Funds Trust (the “Trust”). The Trust maintains this Policy to ensure that disclosure of information about portfolio securities is in the best interests of the Fund and the Fund’s shareholders. The Board reviews these policies and procedures as necessary, and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the provision of portfolio holdings information to entities described below that may be prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the officers of the Trust and Adviser to provide such information in certain circumstances (see below).

The Trust is required by the SEC to publicly file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be made publicly available no later than sixty (60) calendar days after the end of the applicable quarter.

Additionally, the Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian, the fund accountants, and other service providers assisting with materials utilized in the Board’s 15c processes, that require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information:

1.	to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings; and

3.	to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities. Additionally, the Adviser may establish ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information that the Adviser determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.	financial data processing companies that provide automated data scanning and monitoring services for the Fund;

2.	research companies that allow the Adviser to perform attribution analysis for the Fund; and

3.	the Adviser’s proxy voting agent to assess and vote proxies on behalf of the Fund.

From time to time, employees of the Adviser may express their views orally or in writing on the Fund’s portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Adviser may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Adviser also may provide oral or written information (“portfolio commentary”) about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Adviser may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent of debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Adviser may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund’s portfolio securities. The Adviser does not enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who the Adviser believed was misusing the disclosed information.

The Adviser or its affiliates may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts and affiliates of the Adviser may provide investment related services, including research services, to other companies, including other investment companies, offshore funds, institutional investors and other entities. In each of these instances, the sponsors of these other companies and the affiliates of the Adviser may receive compensation for their services. In many cases, these other products may be managed in a similar fashion to the Fund and thus have similar portfolio holdings, and the other investment related services provided by affiliates of the Adviser may involve disclosure of information that is also utilized by the Adviser in managing the Fund. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Adviser discloses portfolio holdings for the Fund, and affiliates of the Adviser may provide investment related services to its clients at times that are different than the times disclosed to the Fund.

The Trust and the Adviser currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund and its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Executive Officer and Chief Financial Officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Trust or an affiliated person of the Trust, the Adviser or the Distributor. In such situations, the conflict must be disclosed to the Board and the Board will attempt to resolve the situation in a manner that it deems in the best interests of the Fund.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Except as provided above, affiliated persons of the Trust and third-party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust, the Fund, nor the Adviser receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware statutory trust on April 9, 2007. The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds within the Trust, other than the Fund, are described in separate prospectuses and statements of additional information.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

PROXY VOTING

The Board of Trustees of the Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to oversight by the Trustees. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting Policy and Procedures are included in Exhibit A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling toll-free (800) 673-0550 or by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235; and (2) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

FINANCIAL INFORMATION

The Annual Report for the fiscal period ended March 31, 2022 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The Fund is a continuation of the Predecessor Fund and, therefore, the Fund’s financial information includes results of the Predecessor Fund. The Predecessor Fund commenced operations on April 9, 1998. Shareholders of the Predecessor Fund approved the reorganization into the Fund on October 12, 2012 and received shares of the Fund on October 26, 2012. You may request a copy of the annual and semi-annual reports for both the Fund and the Predecessor Fund at no charge by contacting the Fund at:

World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Telephone: (800) 673-0550

EXHIBIT A

World Funds Trust

PROXY VOTING POLICY AND PROCEDURES

The World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Adviser

The Board believes that the investment adviser, or the investment sub-adviser as appropriate, of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the U. S. Securities and Exchange Commission no later than August 31st of each year.

Adopted: November 26, 2013

Last Amended: February 20, 2019

EXHIBIT B

PROXY VOTING POLICIES AND PROCEDURES OF

PERKINS CAPITAL MANAGEMENT, INC.

Policy

Perkins Capital Management, Inc., (“Adviser”) acts as discretionary investment adviser for various clients including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and open-end investment companies (“mutual funds”). Item 15 of our advisory contract reads “Client hereby retains all authority and responsibility to vote proxies for any stocks held in the Account unless voting authority is specifically delegated to Perkins Capital Management, Inc. in writing by the clients”. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically delegates the right, in writing, for Adviser to vote the proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the client shall retain responsibility for such actions. Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets when requested in writing in accordance with this policy and procedure. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, Perkins Capital Management, Inc.’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The CCO has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including making amendments to our voting guidelines in our procedures. Currently two employees share the process of voting proxies at the direction of the portfolio managers.

Procedure

When Perkins Capital Management, Inc. is delegated to vote proxies, the Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interest. Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines, the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the following guidelines.

Also, when delegated to vote proxies, the Adviser will be responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

Conflicts of Interest

Where a proxy proposal raises a material conflict between Adviser’s interest and client’s interest, including a mutual fund client, individual portfolio managers will resolve such a conflict in the manner described below:

●	Vote in Accordance with the Guidelines: To the extent that the Adviser has little or no discretion to deviate from the guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy. If the guidelines are not specific enough to direct the individual portfolio manager, the assistant voting the proxy, the CCO and portfolio manager will discuss and arrive at a mutually agreeable solution for voting.

●	Obtain Consent of Clients: To the extent that Adviser has discretion to deviate from the guidelines with respect to the proposal in question, Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of Adviser’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, Adviser will abstain from voting the securities held by that client’s account.

●	Client Directive to Use and Independent Third-Party: Alternatively, a client may, in writing, specifically direct Adviser to forward all proxy matters in which Adviser has a conflict of interest regarding the client’s securities to an identified independent third-party for review and recommendation. Where such independent third-party’s recommendations are received on a timely basis, Adviser will vote all such proxies in accordance with such third-party’s recommendation. If the third-party’s recommendations are not timely received, Adviser will abstain from voting the securities held by that client’s account.

When delegated to vote proxies, Perkins Capital Management, Inc. will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by Adviser will be addressed in later sections of this policy.

Limitations

In certain circumstances where Adviser has determined that it is in the client’s best interest, Adviser will not vote proxies received. The following are some, but not all, circumstances where Adviser will limit its role in voting proxies:

●	Client Maintains Proxy Voting Authority: Where client has read and agreed to Item 15 of our advisory contract, Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by Adviser, it will promptly be forwarded to the client or a specified third-party.

●	Terminated Account: Once a client account has been terminated with Adviser in accordance with its investment advisory agreement, Adviser will refrain from voting any proxies received after the termination. However, the client may specify in writing who the proxies shall be forwarded to and we will oblige.

●	Limited Value: If Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client’s proxies. Adviser also may refrain from voting proxies received for securities which are no longer held by the client’s account. In addition, Adviser generally will not vote securities where the economic value of the securities in the client account is less than $100.

●	Securities Lending Program: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, Adviser may recall the security for purposes of voting. However, Perkins Capital Management, Inc. is not in the business of lending securities.

●	Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

Procedures of Associate Responsible for Voting:

In the event that a client delegates this authority to Perkins Capital Management, Inc., our typical procedure will be as follows:

●	The associate receives proxies and annual or other reports for accounts that the adviser is responsible for voting.

●	The associate gives copies of the proxy statement and annual or other report to the appropriate portfolio managers and they direct the vote.

●	Once voting decisions have been made:

●	Electronic Voting: Associates go online and vote each proxy as designated. A confirmation is then returned through email. These confirmations are saved in the associates email box, printed and filed with the proxy statement and annual or other report.

●	Manual Voting: Associate will sign and stamp each proxy after manually checking each issue being voted and send through regular postal service.

●	Each proxy is also entered into a Microsoft Access database where upon completing the voting for all the accounts that we are responsible for, a report is run and filed under the ticker symbol of that particular company with a copy of the proxy statement and annual or other report.

If there is disagreement as to how a proxy is to be voted, it is the responsibility of the portfolio managers and the CCO to discuss and substantiate the voting. Further explanations of standard voting procedures are listed in the guidelines section of this document.

Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, Adviser will maintain for the time periods set forth in the Rule the following information:

●	These proxy voting procedures and policies and all amendments thereto;

●	All proxy statements received regarding client securities (provided however, that Adviser may rely on the proxy statement filed on EDGAR as its records);

●	A record of all votes cast on behalf of clients;

●	Records of all client requests for proxy voting information;

●	Any documents prepared by Adviser that were material to making a decision how to vote or that memorialize the basis for the decision; and

●	All records relating to requests made to clients regarding conflicts of interest in voting the proxy. These requests will be kept in the client correspondence files.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how Adviser voted proxies with respect to the clients’ portfolio securities. Fund clients may obtain information on how their securities coordinate with all mutual fund clients by viewing form NP-X on the SEC website. This form is filed annually in June in cooperation with US Bancorp Fund Services.

Guidelines

Each proxy issued will be considered individually by the portfolio manager who manages the account holding the shares. In the event that the portfolio managers differ in their voting, the majority of the shares held will be used as the guideline for voting all shares under Perkins Capital Management’s discretion. The following guidelines are a partial list to be used in voting proposals contained in the proxy statement, but will not be used as rigid rules.

1.  Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.  Proposals to stagger board members’ terms;

b.  Proposals to limit the ability of shareholders to call special meetings;

c.  Proposals to require super majority votes;

d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.  Proposals regarding “fair price” provisions;

f.   Proposals regarding “poison pill” provisions; and

g.  Proposals permitting “green mail”.

Oppose
2. Providing cumulative voting rights.	Oppose
3. “Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose
4. Election of directors recommended by management, except if there is a proxy fight.	Approve
5. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve
6. Date and place of annual meeting.	Approve
7. Limitation on charitable contributions or fees paid to lawyers.	Approve
8. Ratification of directors’ actions on routine matters since previous annual meeting.	Approve

9.  Confidential Voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

Approve

10. Limiting directors’ liability	Approve

11. Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

Approve
12. Employee Stock Purchase Plan	Approve
13. Establish 401(k) Plan	Approve
14. Pay directors solely in stock	Case-by-Case
15. Eliminate director mandatory retirement policy	Case-by-Case
16. Rotate annual meeting location/date	Case-by-Case
17. Option and stock grants to management and directors	Case-by-Case
18. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case
19. Sale of assets, divisions, product rights, etc.	Case-by-Case
20. Other business that may arise at the annual meeting, in the case that a qualified portfolio manager attends.	Case-by-Case
21. Other issues not included on this list	Case-by-Case

EXHIBIT C

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

EXHIBIT D

Nominating and Corporate Governance Committee Charter

World Funds Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:       August 2, 2013

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of World Funds Trust (formerly, Abacus World Funds Trust) (the “Registrant”) dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(2)	Certificate of Amendment dated January 7, 2008 to the Registrant’s Certificate of Trust dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(3)	Registrant’s Amended Agreement and Declaration of Trust dated April 9, 2007 and amended on June 23, 2008 and November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(b)	Registrant’s Amended and Restated By-Laws dated November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Union Street Partners, LLC with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 144 on Form N-1A filed on November 20, 2015.

(d)(2)	Investment Sub-Advisory Agreement between Union Street Partners, LLC and McGinn Investment Management, Inc. with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 144 on Form N-1A filed on November 20, 2015.

(d)(3)	Investment Advisory Agreement between the Registrant and Perkins Capital Management, Inc. with respect to the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 361 on Form N-1A filed on June 29, 2020.

(d)(4)	Amended and Restated Investment Advisory Agreement between the Registrant and Applied Finance Advisors, LLC with respect to the Applied Finance Core Fund, Applied Finance Explorer Fund and Applied Finance Select Fund (collectively, the “Applied Finance Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(d)(5)	Interim Investment Advisory Agreement between the Registrant and LDR Capital Management, LLC with respect to the LDR Real Estate Value-Opportunity Fund (formerly known as the REMS Real Estate Value-Opportunity Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 411 on Form N-1A filed on April 29, 2022.

(d)(6)	Investment Advisory Agreement between the Registrant and LDR Capital Management, LLC with respect to the LDR Real Estate Value-Opportunity Fund. (To be Filed by Amendment)

(d)(7)	Investment Advisory Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(d)(8)	Investment Advisory Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Focused Small Cap Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(d)(9)	Investment Advisory between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(d)(10)	Investment Advisory Agreement between the Registrant and Cboe Vest Financial LLC, with respect to the Cboe Vest US Large Cap 10% Buffer Strategies Fund, Cboe Vest US Large Cap 20% Buffer Strategies Fund, Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund and Cboe Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(d)(11)	Management Agreement between Cboe Vest Cayman Subsidiary I and Cboe Vest Financial, LLC, with respect to the Cboe Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective No. 394 on Form N-1A filed on August 6, 2021.

(d)(12)	Interim Investment Advisory Agreement between the Registrant and MSC Capital, Ltd. with respect to the OTG Latin America Fund is herein incorporated by reference form the Registrant’s Post-Effective No. 410 on Form N-1A filed on April 29, 2022.

(d)(13)	Investment Advisory Agreement between the Registrant and MSC Capital, Ltd. with respect to the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(d)(14)	Investment Advisory Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(d)(15)	Investment Advisory Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(d)(16)	Investment Advisory Agreement between the Registrant and Curasset Capital Management, LLC with respect to the Curasset Capital Management Core Bond Fund and the Curasset Capital Management Limited Term Income Fund (the “Curasset Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(d)(17)	Investment Advisory Agreement between the Registrant and Cboe Vest Financial, LLC with respect to the Cboe Vest US Large Cap 10% Buffer Strategies VI Fund and the Cboe Vest US Large Cap 20% Buffer Strategies VI Fund (the “Cboe Vest VI Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(1)	Principal Underwriter Agreement between the Registrant and Foreside Fund Services, LLC dated March 9, 2021 with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(e)(2)	First Amendment to the Principal Underwriter Agreement dated August 24, 2021 between the Registrant and Foreside Fund Services, LLC with respect to the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective No. 401 on Form N-1A Filed on October 20, 2021.

(e)(3)	Novation Distribution Agreement dated September 30, 2021 between Registrant and Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(e)(4)	First Amendment to the Novation Distribution Agreement dated December 1, 2021 between the Registrant and Foreside Fund Services, LLC with respect to certain Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(5)	Second Amendment to the Novation Distribution Agreement dated February 23, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the Cboe Vest US Large Cap 10% Buffer Strategy VI Fund and the Cboe Vest US Large Cap 20% Buffer Strategy VI Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(6)	Third Amendment to the Novation Distribution Agreement dated February 28, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the name changes for the Cboe Vest US Large Cap 10% Buffer Strategies Fund, Cboe Vest US Large Cap 20% Buffer Strategies Fund, Cboe Vest US Large Cap 10% Buffer Strategies VI Fund and the Cboe Vest US Large Cap 20% Buffer Strategies VI Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(f)	Not applicable.

(g)(1)	Custody Agreement dated July 30, 2008 between the Registrant and UMB Bank, N.A., is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(g)(2)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on August 15, 2014.

(g)(3)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on August 15, 2014.

(g)(4)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the LDR Real Estate Value-Opportunity (To be Filed by Amendment)

(g)(5)	Amended Exhibit A to the Custody Agreement between the Registrant and Fifth Third Bank on behalf of certain portfolio series is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(g)(6)	Amended Appendix B and revised Appendix C to the Custody Agreement dated June 15, 2008 between the Registrant and UMB Bank, N.A., to include the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 365 on Form N-1A filed on July 29, 2020.

(h)(1)	Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 157 on Form N-1A filed on February 23, 2016.

(h)(2)	Amendment No. 1 and Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 275 on Form N-1A filed on January 29, 2018.

(h)(3)	Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 190 on Form N-1A filed on July 29, 2016.

(h)(4)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the LDR Real Estate Value-Opportunity Fund. (To be Filed by Amendment)

(h)(5)	Amended Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(6)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Cboe Vest US Large Cap 10% Buffer Strategies Fund, Cboe Vest US Large Cap 20% Buffer Strategies Fund, Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund and Cboe Vest Bitcoin Strategy Managed Volatility Fund, Cboe Vest US Large Cap 10% Buffer Strategies VI Fund, Cboe Vest US Large Cap 20% Buffer Strategies VI Fund (the “Cboe Vest Family of Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(7)	Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(8)	Fund Services Agreement dated June 1, 2021 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(h)(9)	Fund Services Agreement dated February 20, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(h)(10)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(11)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(h)(12)	Expense Limitation Agreement between the Registrant and Union Street Partners, LLC with respect to the shares of the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 405 on Form N-1A filed on January 28, 2022.

(h)(13)	Expense Limitation Agreement between the Registrant and Perkins Capital Management, Inc. with respect to shares of the Perkins Discovery Fund. (Filed herewith)

(h)(14)	Interim Expense Limitation Agreement between Registrant and LDR Capital Management, LLC with respect to the LDR Real Estate Value-Opportunity Fund (formerly known as the REMS Real Estate Value-Opportunity Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 411 on Form N-1A filed on April 29, 2022.

(h)(15)	Expense Limitation Agreement between the Registrant and LDR Capital Management, LLC with respect to the LDR Real Estate Value-Opportunity Fund (To be Filed by Amendment).

(h)(16)	Amended Expense Limitation Agreement between the Registrant and Applied Finance Advisors, LLC with respect to the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(h)(17)	Amended Expense Limitation Agreement between the Registrant and Cboe Vest Financial LLC, with respect to the Cboe Vest US Large Cap 10% Buffer Strategies Fund, Cboe Vest US Large Cap 20% Buffer Strategies Fund, Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund and Cboe Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(18)	Interim Expense Limitation Agreement between the Registrant and MSC Capital, Ltd. with respect to the OTG Latin America Fund is herein incorporated by reference form the Registrant’s Post-Effective No. 410 on Form N-1A filed on April 29, 2022.

(h)(19)	Expense Limitation Agreement between the Registrant and MSC Capital, Ltd. with respect to the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(20)	Expense Limitation Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund is herein incorporated by reference form the Registrant’s Post-Effective No. 410 on Form N-1A filed on April 29, 2022.

(h)(21)	Expense Limitation Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(22)	Expense Limitation Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference form the Registrant’s Post-Effective No. 410 on Form N-1A filed on April 29, 2022.

(h)(23)	Expense Limitation Agreement between Registrant and Curasset Capital Management, LLC with respect to the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(h)(24)	Expense Limitation Agreement between Registrant and Cboe Vest Financial, LLC with respect to the Cboe Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(25)	Shareholder Services Plan, dated December 21, 2016 (Schedule A amended August 29, 2019), with respect to Institutional Class Shares and Investor Class Shares to the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(26)	Amended Shareholder Services Plan with respect to the Cboe Vest US Large Cap 10% Buffer Strategies Fund, Cboe Vest US Large Cap 20% Buffer Strategies Fund, Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund and Cboe Vest Bitcoin Strategy Managed Volatility Fund, Institutional Class Shares, Investor Class Shares, Class A Shares and Class C Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(27)	Amended Shareholder Services Plan with respect to the LDR Real Estate Value-Opportunity Fund (To be Filed by Amendment).

(h)(28)	Shareholder Services Plan, dated February 20, 2019, with respect to the OTG Latin America Fund Class A Shares and Class C Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(h)(29)	Shareholder Services Plan with respect to the Philotimo Focused Growth and Income Fund Institutional Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(30)	Shareholder Services Plan with respect to the Curasset Funds Class A, Investor Class and Institutional Class is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 401 on Form N-1A filed on October 20, 2021.

(h)(31)	Shareholder Services Plan with respect to the Cboe Vest VI Funds Class I and Class Y is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(32)	Shareholder Services Plan with respect to the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Fund for the Investor and Institutional Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(i)(1)	Opinion and Consent of Legal Counsel for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(i)(2)	Consent of Legal Counsel for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 405 on Form N-1A filed on January 28, 2022.

(i)(3)	Opinion and Consent of Legal Counsel for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(i)(4)	Consent of Legal Counsel for Perkins Discovery Fund (Filed herewith).

(i)(5)	Consent of Legal Counsel for Applied Finance Funds was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 398 on Form N-1A filed on August, 30, 2021.

(i)(6)	Opinion and Consent of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(7)	Opinion of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(8)	Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Core Fund (formerly Toreador Core Fund) from the Unified Series Trust into World Funds Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 129 on Form N-1A filed on August 6, 2015.

(i)(9)	Opinion and Consent of Legal Counsel for Applied Finance Explorer Fund (formerly Toreador Explorer Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 115 on Form N-1A filed on April 29, 2015.

(i)(10)	Opinion and Consent of Legal Counsel for Applied Finance Select Fund (formerly Toreador Select Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 183 on Form N-1A filed on June 30, 2016.

(i)(11)	Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Dividend Fund into the Applied Finance Core Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(12)	Opinion of Legal Counsel for the Applied Finance Core Fund and Applied Finance Dividend Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(13)	Opinion and Consent of Legal Counsel for Clifford Capital Partners Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 155 on Form N-1A filed on February 8, 2016.

(i)(14)	Consent of Legal Counsel for Clifford Capital Partners Fund and Clifford Capital Focused Small Cap Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(i)(15)	Opinion and Consent of Legal Counsel for Clifford Capital Focused Small Cap Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(i)(16)	Opinion and Consent of Legal Counsel for Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(i)(17)	Opinion and Consent of Legal Counsel for the Cboe Vest Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on August 23, 2016.

(i)(18)	Opinion and Consent of Legal Counsel for Cboe Vest Enhanced Growth Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 203 on Form N-1A filed on December 12, 2016.

(i)(19)	Opinion and Consent of Legal Counsel for Cboe Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective No. 394 on Form N-1A filed on August 6, 2021.

(i)(20)	Consent of Legal Counsel for the Cboe Vest Funds was filed as an exhibit to the Registrant’s Post-Effective No. 407 on Form N-1A filed on February 28, 2022.

(i)(21)	Opinion and Consent of Legal Counsel for Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 230 on Form N-1A filed on July 25, 2017.

(i)(22)	Opinion and Consent of Legal Counsel for the Cboe Vest Funds with respect to the Class Y Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 285 on Form N-1A filed on February 27, 2018.

(i)(23)	Opinion and Consent of Legal Counsel for OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 328 on Form N-1A filed on February 27, 2019.

(i)(24)	Consent of Legal Counsel for OTG Latin America Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 391 on Form N-1A filed on July 29, 2021.

(i)(25)	Opinion and Consent of Legal Counsel for Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(i)(26)	Consent of Legal Counsel for the Rule One Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 410 on Form N-1A filed on April 29, 2022.

(i)(27)	Opinion and Consent of Legal Counsel for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(i)(28)	Opinion and Consent of Legal Counsel for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 385 on For N-1A filed on April 30, 2021.

(i)(29)	Opinion and Consent of Legal Counsel for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(i)(30)	Opinion and Consent of Legal Counsel for the Cboe Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 408 on Form N-1A on March 7, 2022.

(i)(31)

Consent of Legal Counsel for the LDR Real Estate Value-Opportunity Fund (formerly known as the REMS Real Estate Value-Opportunity Fund) was filed as an exhibit to the Registrant’s Post-Effective Amendment No 411 on Form N-1A filed on April 29, 2022.

(j)(1)	Consent of Independent Public Accountants for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 405 on Form N-1A filed on January 28, 2022.

(j)(2)	Consent of Independent Public Accountants for Perkins Discovery Fund. (Filed herewith)

(j)(3)	Consent of Independent Public Accountants for the LDR Real Estate Value-Opportunity Fund (formerly known as the REMS Real Estate Value-Opportunity Fund) was filed as an exhibit to the Registrant’s Post-Effective Amendment No 411 on Form N-1A filed on April 29, 2022.

(j)(4)	Consent of Independent Registered Public Accounting Firm for the Applied Finance Funds was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 389 filed on Form N-1A on August 30, 2021.

(j)(5)	Consent of Independent Registered Public Accounting firm for Clifford Capital Partners Fund and Clifford Capital Focused Small Cap Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(j)(6)	Consent of Independent Registered Public Accounting firm for the Cboe Vest US Large Cap 10% Buffer Strategies Fund, Cboe Vest US Large Cap 20% Buffer Strategies Fund, Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund and Cboe Vest Bitcoin Strategy Managed Volatility Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 407 on Form N-1A filed on February 28, 2022.

(j)(7)	Consent of Independent Registered Public Accounting firm for OTG Latin America Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 391 on Form N-1A filed on July 29, 2021.

(j)(8)	Consent of Independent Registered Public Accounting firm for Rule One Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 410 on Form N-1A filed on April 29, 2022.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Amended Schedule A to the Distribution Plan Pursuant to Rule 12b-1 for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on October 31, 2014.

(m)(2)	Fixed Compensation Plan pursuant to Rule 12b-1 for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 78 on Form N-1A filed on July 29, 2014.

(m)(3)	Distribution Plan Pursuant to Rule 12b-1, dated August 31, 2019, for the Investor Class Shares of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(m)(4)	Distribution Plan Pursuant to Rule 12b-1 for the Platform Class Shares of the LDR Real Estate Value-Opportunity Fund. (To be Filed by Amendment)

(m)(5)	Distribution Plan Pursuant to Rule 12b-1, dated February 23, 2022, for the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(m)(6)	Amended Distribution Plan Pursuant to Rule 12b-1 for the Cboe Vest US Large Cap 10% Buffer Strategies Fund, Cboe Vest US Large Cap 20% Buffer Strategies Fund, Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund and Cboe Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(m)(7)	Distribution Plan Pursuant to Rule 12b-1, dated February 20, 2019 for the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(m)(8)	Distribution Plan Pursuant to Rule 12b-1 for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(m)(9)	Distribution Plan Pursuant to Rule 12b-1 for the Cboe Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(n)(1)	Rule 18f-3 Multiple Class Plan for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 275 on Form N-1A filed on January 29, 2018.

(n)(2)	Rule 18f-3 Multiple Class Plan for the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(n)(3)	Rule 18f-3 Multiple Class Plan for the Clifford Capital Partners, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(n)(4)	Amended Rule 18f-3 Multiple Class Plan for the Cboe Vest US Large Cap 10% Buffer Strategies Fund, Cboe Vest US Large Cap 20% Buffer Strategies Fund, Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund and Cboe Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(n)(5)	Rule 18f-3 Multiple Class Plan for the OTG Latin America Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(n)(6)	Rule 18f-3 Multiple Class Plan for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(n)(7)	Rule 18f-3 Multiple Class Plan for the Cboe Vest VI Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(p)(2)	Code of Ethics for Union Street Partners, LLC. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(p)(3)	Code of Ethics for McGinn Investment Management, Inc. (Filed herewith).

(p)(4)	Code of Ethics for Perkins Capital Management, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(p)(5)	Code of Ethics for LDR Capital Management, LLC. (Filed herewith)

(p)(6)	Code of Ethics for Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 363 on Form N-1A filed on July 29, 2020.

(p)(7)	Code of Ethics for MSC Capital, Ltd. (To be Filed by Amendment)

(p)(8)	Code of Ethics for Clifford Capital Partners, LLC. (Filed herewith)

(p)(9)	Code of Ethics for Cboe Vest Financial LLC. (Filed herewith)

(p)(10)	Code of Ethics for Rule One Partners, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(p)(11)	Code of Ethics for Kanen Wealth Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(p)(12)	Code of Ethics for Curasset Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(q)	Powers of Attorney are herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

Item 29. Persons Controlled By or Under Common Control With Registrant

None.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s or sub-adviser’s Form ADV listed opposite such investment adviser’s or sub-adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser / Sub-Adviser	Form ADV File No.
Union Street Partners, LLC	801-72120
McGinn Investment Management, Inc.	801-40578
Perkins Capital Management, Inc.	801-22888
LDR Capital Management, LLC	801-75986
Applied Finance Advisors, LLC	801-66461
MSC Capital, Ltd.	801-119113
Clifford Capital Partners, LLC	801-78911
Cboe Vest Financial LLC	801-77463
Rule One Partners, LLC	801-114860
Kanen Wealth Management, LLC	801-116998
Curasset Capital Management, LLC	801-122383

Item 32. Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
4.	AdvisorShares Trust
5.	AFA Multi-Manager Credit Fund
6.	AGF Investments Trust
7.	AIM ETF Products Trust
8.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
9.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
10.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
11.	AlphaCentric Prime Meridian Income Fund
12.	American Century ETF Trust
13.	Amplify ETF Trust
14.	Applied Finance Core Fund, Series of World Funds Trust
15.	Applied Finance Explorer Fund, Series of World Funds Trust
16.	Applied Finance Select Fund, Series of World Funds Trust
17.	ARK ETF Trust
18.	ASYMmetric ETFs Trust
19.	Bluestone Community Development Fund
20.	BondBloxx ETF Trust
21.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
22.	Bridgeway Funds, Inc.
23.	Brinker Capital Destinations Trust
24.	Brookfield Real Assets Income Fund Inc.
25.	Build Funds Trust
26.	Calamos Convertible and High Income Fund
27.	Calamos Convertible Opportunities and Income Fund
28.	Calamos Dynamic Convertible and Income Fund
29.	Calamos Global Dynamic Income Fund
30.	Calamos Global Total Return Fund
31.	Calamos Strategic Total Return Fund
32.	Carlyle Tactical Private Credit Fund
33.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
34.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
35.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
36.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
37.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
38.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
39.	Center Coast Brookfield MLP & Energy Infrastructure Fund
40.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
41.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
42.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
43.	Clifford Capital International Value Fund, Series of World Funds Trust
44.	Clifford Capital Partners Fund, Series of World Funds Trust
45.	Cliffwater Corporate Lending Fund
46.	Cliffwater Enhanced Lending Fund
47.	Cohen & Steers Infrastructure Fund, Inc.
48.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
49.	CornerCap Group of Funds
50.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
51.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
52.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
53.	Davis Fundamental ETF Trust
54.	Defiance Digital Revolution ETF, Series of ETF Series Solutions
55.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
56.	Defiance Next Gen Altered Experience ETF, Series of ETF Series Solutions
57.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
58.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
59.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
60.	Defiance Quantum ETF, Series of ETF Series Solutions
61.	Direxion Shares ETF Trust
62.	Dividend Performers ETF, Series of Listed Funds Trust

63.	Dodge & Cox Funds
64.	DoubleLine ETF Trust
65.	DoubleLine Opportunistic Credit Fund
66.	DoubleLine Yield Opportunities Fund
67.	Eaton Vance NextShares Trust
68.	Eaton Vance NextShares Trust II
69.	EIP Investment Trust
70.	Ellington Income Opportunities Fund
71.	Esoterica Thematic ETF Trust
72.	ETF Opportunities Trust
73.	Evanston Alternative Opportunities Fund
74.	Exchange Listed Funds Trust
75.	Fiera Capital Series Trust
76.	FlexShares Trust
77.	FOMO ETF, Series of Collaborative Investment Series Trust
78.	Forum Funds
79.	Forum Funds II
80.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
81.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
82.	Grizzle Growth ETF, Series of Listed Funds Trust
83.	Guinness Atkinson Funds
84.	Harbor ETF Trust
85.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
86.	IDX Funds
87.	Innovator ETFs Trust
88.	Ironwood Institutional Multi-Strategy Fund LLC
89.	Ironwood Multi-Strategy Fund LLC
90.	John Hancock Exchange-Traded Fund Trust
91.	Kelly Strategic ETF Trust
92.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
93.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
94.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
95.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
96.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
97.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
98.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
99.	Manor Investment Funds
100.	Merk Stagflation ETF, Series of Listed Funds Trust
101.	Milliman Variable Insurance Trust
102.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
103.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
104.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
105.	Morgan Creek - Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
106.	Morgan Creek - Exos SPAC Originated ETF, Series of Listed Funds Trust
107.	Morningstar Funds Trust
108.	OTG Latin American Fund, Series of World Funds Trust
109.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
110.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
111.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
112.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
113.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
114.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
115.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
116.	Palmer Square Opportunistic Income Fund
117.	Partners Group Private Income Opportunities, LLC
118.	PENN Capital Funds Trust
119.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
120.	Perkins Discovery Fund, Series of World Funds Trust
121.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
122.	Plan Investment Fund, Inc.
123.	PMC Funds, Series of Trust for Professional Managers

124.	Point Bridge America First ETF, Series of ETF Series Solutions
125.	Preferred-Plus ETF, Series of Listed Funds Trust
126.	Putnam ETF Trust
127.	Quaker Investment Trust
128.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
129.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
130.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
131.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
132.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
133.	Renaissance Capital Greenwich Funds
134.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
135.	Reynolds Funds, Inc.
136.	RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)
137.	RMB Investors Trust
138.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
141.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
142.	Roundhill Cannabis ETF, Series of Listed Funds Trust
143.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
144.	Roundhill MEME ETF, Series of Listed Funds Trust
145.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.	Rule One Fund, Series of World Funds Trust
147.	Salient MF Trust
148.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
149.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
150.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
151.	SHP ETF Trust
152.	Six Circles Trust
153.	Sound Shore Fund, Inc.
154.	Sparrow Funds
155.	Spear Alpha ETF, Series of Listed Funds Trust
156.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
157.	STF Tactical Growth ETF, Series of Listed Funds Trust
158.	Strategy Shares
159.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
160.	Syntax ETF Trust
161.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
162.	The B.A.D. ETF, Series of Listed Funds Trust
163.	The Chartwell Funds
164.	The Community Development Fund
165.	The De-SPAC ETF, Series of Collaborative Investment Series Trust
166.	The Finite Solar Finance Fund
167.	The Private Shares Fund (f/k/a SharesPost 100 Fund)
168.	The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
169.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
170.	Third Avenue Trust
171.	Third Avenue Variable Series Trust
172.	Tidal ETF Trust
173.	TIFF Investment Program
174.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
175.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
176.	Timothy Plan International ETF, Series of The Timothy Plan
177.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
178.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
179.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
180.	Total Fund Solution
181.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
182.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
183.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
184.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust

185.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
192.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
195.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
196.	Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust
197.	U.S. Global Investors Funds
198.	Union Street Partners Value Fund, Series of World Funds Trust
199.	Variant Alternative Income Fund
200.	Variant Impact Fund
201.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
202.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
203.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
204.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
205.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
206.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
207.	VictoryShares Protect America ETF, Series of Victory Portfolios II
208.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
209.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
210.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
211.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
212.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
215.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
217.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
218.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
219.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
220.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
221.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
222.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
223.	Walthausen Funds
224.	West Loop Realty Fund, Series of Investment Managers Series Trust
225.	WisdomTree Trust
226.	WST Investment Trust
227.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Name	Address	Position with Underwriter	Position with Registrant
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as transfer agent to the Funds).

b)	Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to its function as distributor to certain Funds of the Trust).

c)	Union Street Partners LLC, 1421 Prince Street, Suite 400 Alexandria, Virginia 22314. (records relating to its function as investment adviser to the Union Street Partners Value Fund).

d)	McGinn Investment Management, Inc., 277 South Washington Street, Alexandria, Virginia 22314 (records relating to its function as sub-adviser to the Union Street Partners Value Fund).

e)	Perkins Capital Management, Inc., 730 East Lake Street, Wayzata, Minnesota 55391-1769 (records relating to its function as investment adviser to the Perkins Discovery Fund).

f)	LDR Capital Management, LLC, 410 Park Avenue, Suite 910 New York, New York 10022 (records relating to its function as the investment adviser to LDR Real Estate Value-Opportunity Fund).

g)	Applied Finance Advisors, LLC, 17806 IH 10, Suite 300, San Antonio, Texas 78257 (records relating to its function as the investment adviser to the Applied Finance Funds).

h)	MSC Capital, Ltd., Montenegro #1439 Torre Infrabol Piso 5, La Paz, Bolivia (records relating to its function as the investment adviser to the OTG Latin America Fund).

i)	Clifford Capital Partners, LLC, 395 S. Main Street, #203 Alpine, Utah 84020 (records relating to its function as the investment adviser to the Clifford Capital Partners Fund, the Clifford Capital Focused Small Cap Value Fund and the Clifford Capital International Value Fund).

j)	Cboe Vest Financial LLC, 1765 Greensboro Station Place, 9th Floor, McLean, Virginia 22102 (records relating to its function as the investment adviser to the Cboe Vest Family of Funds).

l)	Rule One Partners, LLC, 891 Bear Creek Road, Moreland, Georgia 30259, (records relating to its function as the investment adviser to the Rule One Fund).

m)

Kanen Wealth Management, LLC, 5850 Coral Ridge Drive, Suite 309, Coral Springs, Florida 33076 (records relating to its function as the investment adviser to the Philotimo Focused Growth and Income Fund).

n)	Curasset Capital Management, LLC, 50 Park Place, Suite 1004, Newark, New Jersey 07102 (records relating to its function as the investment adviser to the Curasset Funds).

Item 34. Management Services

          There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 413 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 29th day of July, 2022.

WORLD FUNDS TRUST

By: /s/ Karen M. Shupe

Karen M. Shupe

Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 413 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*David J. Urban	Trustee	July 29, 2022

*Mary Lou H. Ivey	Trustee	July 29, 2022

*Theo H. Pitt, Jr.	Trustee	July 29, 2022

/s/ Karen M. Shupe	Treasurer and Principal Executive Officer	July 29, 2022

/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer	July 29, 2022

*By: /s/ Karen M. Shupe

*Attorney-in-fact pursuant to Powers of Attorney

(h)(13)	Expense Limitation Agreement between the Registrant and Perkins Capital Management, Inc. with respect to shares of the Perkins Discovery Fund.

(i)(4)	Consent of Legal Counsel for Perkins Discovery Fund.

(j)(2)	Consent of Independent Public Accountants for Perkins Discovery Fund.

(p)(3)	Code of Ethics for McGinn Investment Management, Inc.

(p)(5)	Code of Ethics for LDR Capital Management, LLC.

(p)(8)	Code of Ethics for Clifford Capital Partners, LLC.

(p)(9)	Code of Ethics for Cboe Vest Financial LLC.